UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 3, 2014

PRESTIGE BRANDS HOLDINGS, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-32433	20-1297589
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

660 White Plains Road Tarrytown, New York 10591
(Address of principal executive offices) (Zip Code)

(914) 524-6800
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see: General Instructions A.2. below)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A is being filed as an amendment to the Current Report on Form 8-K filed by Prestige Brands Holdings, Inc. (the “Company”) with the Securities and Exchange Commission (the “Commission”) on September 3, 2014 (the “Original Form 8-K”) announcing the completion of its previously announced acquisition of Insight Pharmaceuticals Corporation and Subsidiary ("Insight"), a marketer and distributor of feminine care and other OTC healthcare products in North America.This Current Report on Form 8-K/A amends Item 9.01 of the Original Form 8-K to present certain audited financial statements of Insight and to present certain unaudited pro forma financial information in connection with the Company’s business combination with Insight, which financial statements and unaudited pro forma information are filed as exhibits hereto. All of the other Items in the Original Form 8-K remain the same and are hereby incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

(i) The audited financial statements listed below for Insight are set forth in exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated herein by reference.

Independent Auditors Report
Audited Consolidated Balance Sheets at December 31, 2013 and 2012
Audited Consolidated Statements of Operations for the years ended December 31, 2013 and 2012
Audited Consolidated Statements of Changes in Stockholders' Equity for the years ended December 31, 2013 and 2012
Audited Consolidated Statements of Cash Flows for the years ended December 31, 2013 and 2012
Notes to Consolidated Financial Statements for the years ended December 31, 2013 and 2012

(ii) The interim financial statements listed below for Insight are set forth in exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference.

Unaudited Consolidated Balance Sheets at June 30, 2014 and December 31, 2013
Unaudited Consolidated Statements of Operations for the six months ended June 30, 2014 and 2013
Unaudited Consolidated Statements of Changes in Stockholders' Equity for the six months ended June 30, 2014
Unaudited Consolidated Statements of Cash Flows for the six months ended June 30, 2014 and 2013
Notes to Consolidated Financial Statements for the six months ended June 30, 2014 and 2013

(b)	Pro Forma Financial Information.
The unaudited pro forma combined financial statements listed below of the Company giving effect to the acquisition of Insight are set forth in exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated herein by reference.

Unaudited Pro Forma Combined Statement of Operations for the twelve months ended March 31, 2014
Unaudited Pro Forma Combined Statement of Operations for the six months ended September 30, 2014
Notes to Pro Forma Combined Financial Statements

(d)	Exhibits.
See Exhibit Index immediately following the signature page to this Current Report on Form 8-K/A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRESTIGE BRANDS HOLDINGS, INC.

Date: November 19, 2014	By:	/s/ Ronald M. Lombardi
Ronald M. Lombardi
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of KPMG, LLP
99.1	Audited Consolidated Financial Statements of Insight for the years ended December 31, 2013 and 2012
99.2	Unaudited Consolidated Financial Statements of Insight for the six months ended June 30, 2014 and 2013
99.3	Unaudited Pro Forma Combined Statements of Operations of the Company giving effect to the acquisition of Insight.